                                                                   EXHIBIT 10.23

                                FOURTH AMENDMENT
                       TO REVOLVING CREDIT, TERM LOAN AND
                               GUARANTY AGREEMENT

            FOURTH AMENDMENT, dated as of April 29, 2005 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 2, 2005, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2005 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein; and

      WHEREAS, upon the occurrence of the Effective Date of this Amendment, the definition of the term "Global EBITDA" shall be restated as set forth herein.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this Amendment) shall have the same meanings herein.

            2. Section 1.01 of the Credit Agreement is hereby amended by:

      (a) amending the definition of "Excluded Taxes" by (i) replacing the reference to "Section 2.17(e)" therein with "Section 2.18(e)" and (ii) replacing the reference to "Section 2.17(a)" therein with "Section 2.18(a)"; and

      (b) deleting the definition of "Global EBITDA" in its entirety and inserting in lieu thereof the following new definition:

                      "Global EBITDA" shall mean, for any period, all as determined in accordance with GAAP, the consolidated net income (or net loss) of the Global Entities for such period, plus (a) to the extent deducted in the calculation of consolidated net income, the sum of
                      (i) depreciation expense, (ii) amortization expense,
                      (iii) other non-cash charges, (iv) consolidated foreign, federal, state and local income taxes expense, (v) gross interest expense for such period less gross interest income for such period, (vi) extraordinary losses, (vii) any restructuring charges, (viii) professional fees and expenses incurred by, and costs under employee retention programs of, the Domestic Entities, (ix) without duplication, "Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") of the Domestic Entities as shown on the consolidated statement of income of the Domestic Entities for such period, (x) plus or minus the cumulative effect of any change in accounting principles and (xi) plus or minus equity in the earnings of Metalsa less (b) extraordinary gains, plus or minus (c)the amount of cash received or expended in such period in respect of any amount which, under clause (vii) above, was taken into account in determining Global EBITDA for such or any prior period, plus (d) cash dividends and distributions received from Metalsa.

            3. Section 2.13(c) of the Credit Agreement is hereby amended by replacing the words "this Section 2.13(d)" appearing therein with the words "paragraph (b) of this Section 2.13".

            4. Section 2.19(d) of the Credit Agreement is hereby amended by deleting ", 2.20(d)" appearing therein.

            5. Section 10.03 of the Credit Agreement is hereby amended by:

      (a) replacing the reference to "Section 2.17" appearing in subsection
(b)(iii) thereof with "Section 2.18"; and

      (b) replacing the references to "Section 2.17" appearing in subsections
(d)(i) and (ii) thereof with "Section 2.18"; and

      (c) replacing the references to "Section 2.17(e)" appearing in subsection
(d)(ii) thereof with "Section 2.18(e)".

            6. This Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Required Lenders and the Agent, and the Agent shall have received evidence satisfactory to it of such execution.

            7. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

            8. The Borrower agrees that its obligations set forth in Section
10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

            9. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

            10. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                           BORROWER:

                           R.J. TOWER CORPORATION

                           By: /s/ James Mallak
                               ---------------------------
                               Name: JAMES MALLAK
                               Title: TREASURER

                           GUARANTORS:

                           Algoods, USA, Inc.
                           Tower Automotive, Inc.
                           Tower Automotive Bardstown, Inc.
                           Tower Automotive Bowling Green, LLC
                           Tower Automotive Chicago, LLC
                           Tower Automotive Finance, Inc.
                           Tower Automotive Granite City, LLC
                           Tower Automotive Granite City Services, LLC
                           Tower Automotive International Holdings, Inc.
                           Tower Automotive International Yorozu Holdings, Inc. Tower Automotive International, Inc.
                           Tower Automotive Lansing, LLC
                           Tower Automotive Michigan, LLC
                           Tower Automotive Milwaukee, LLC
                           Tower Automotive Plymouth, Inc.
                           Tower Automotive Products Company, Inc.
                           Tower Automotive Receivables Company, Inc.
                           Tower Automotive Services and Technology, LLC
                           Tower Automotive Technology, Inc.
                           Tower Automotive Technology Products, Inc.
                           Tower Automotive Tool, LLC
                           Tower Services, Inc.
                           Trylon Corporation

                           By: /s/ James Mallak
                               -------------------------
                               Name: JAMES MALLAK
                               Title: TREASURER

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                    AGENT AND LENDERS:

                                    JPMORGAN CHASE BANK, N.A.
                                    INDIVIDUALLY AND AS AGENT

                                    By: /s/ Douglas A. Jenks
                                        ------------------------------
                                        Name: DOUGLAS A. JENKS
                                        Title: MANAGING DIRECTOR

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                               HEWETT'S ISLAND CDO, LTD.
                    By: CypressTree Investment Management Company, Inc.,
                                                  as Portfolio Manager.

                                 By: /s/ Preston I. Carnes, Jr.
                                     ----------------------------------
                                     Name: Preston I. Carnes, Jr.
                                     Title: Managing Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                            HEWETT'S ISLAND CLO II, LTD.
                    By: CypressTree Investment Management Company, Inc.,
                                                   as Portfolio Manager.

                         By: /s/ Preston I. Carnes, Jr.
                             --------------------------------
                             Name: Preston I. Carnes, Jr.
                             Title: Managing Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                    CSAM Funding IV, AS A LENDER

                                 By: /s/ David H. Lerner
                                     -------------------
                                     Name: DAVID H. LERNER
                                     Title: AUTHORIZED SIGNATORY




                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                    CSAM SLF, AS A LENDER

                       BY: /s/ David H. Lerner
                           -------------------
                           Name: DAVID H. LERNER
                           Title: AUTHORIZED SIGNATORY

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                    Madison Park Funding I, AS A LENDER

                          By: /s/ David H. Lerner
                              -------------------
                              Name: DAVID H. LERNER
                              Title: AUTHORIZED SIGNATORY

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                    FORTRESS PORTFOLIO TRUST, AS LENDER
                    By: Four Corners Capital Management LLC,
                        Investment Manager

                    /s/ Vijay Srinivasan
                    ---------------------------
                    VIJAY SRINIVASAN
                    Assistant Vice President

                 SIGNATURE Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                    FOUR CORNERS CLO 2005-I, LTD., AS LENDER
                    By: Four Corners Capital Management LLC,
                        Collateral Manager

                          /s/ Vijay Srinivasan
                          ---------------------------
                          VIJAY SRINIVASAN
                          Assistant Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                           OLYMPIC CLO I, AS A LENDER

                                        By: /s/ John. M. Casparian
                                            ------------------------------------
                                            Name: JOHN. M. CASPARIAN
                                            Title: Chief Operating Officer,
                                                   Centre Pacific LLC (Manager)

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                   KKR Financial CLO 2005-1, Ltd., AS A LENDER

                                  By: /s/ Michelle L. Keith
                                      ------------------------------------------
                                      Name: MICHELLE L. KEITH
                                      Title: AUTHORIZED SIGNATORY

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                          Malibu CBNA Loan Funding LLC, for itself or as agent for Malibu CFPI Loan Funding LLC, AS A LENDER

                          By: /s/ Suzanne Smith
                              ------------------------------
                              Name: SUZANNE SMITH
                              Title: AS ATTORNEY-IN-FACT

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                          Everglades SPIRET Loan Trust
                          By: Wilmington Trust Company
                          not in its individual capacity but
                          solely as trustee, AS A LENDER

                                By: /s/ Rachel L. Simpson
                                    ------------------------------
                                    Name: Rachel L. Simpson
                                    Title: Financial Services Officer

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                           Dinosaur Spiret Loan Trust
                           By: Wilmington Trust Company
                           not in its individual capacity but
                           solely as trustee, AS A LENDER

                                By: Rachel L. Simpson
                                    ---------------------------------
                                    Name: Rachel L. Simpson
                                    Title: Financial Services Officer

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                CREDIT SUISSE FIRST BOSTON
                                INTERNATIONAL

                                     , AS A LENDER

                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                             , AS A LENDER

                             By: /s/ Tony Obrien
                                 ----------------------------
                                 Name: TONY OBRIEN
                                 Title: Senior Manager

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                DUNES FUNDING LLC, AS A LENDER

                                By: /s/ Meredith J. Koslick
                                    --------------------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                        PINEHURST TRADING, INC., AS A LENDER

                                        By: /s/ Meredith J. Koslick
                                            ------------------------------------
                                            Name: Meredith J. Koslick
                                            Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                WATERVILLE FUNDING LLC, AS A LENDER

                                By: /s/ Meredith J. Koslick
                                    -------------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        BY SATELLITE ASSET MANAGEMENT, L.P.
                        ITS INVESTMENT MANAGER

                        Satellite Senior Income Fund II, LLC, AS A LENDER

                        By: /s/ Simon Raykher
                            ----------------------------
                            Name: SIMON RAYKHER
                            Title: GENERAL COUNSEL

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        Wells Fargo Foothill, LCC, AS A LENDER

                        By: /s/ Patrick McCormack
                            -------------------------------
                            Name: Patrick McCormack
                            Title: AVP

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                         CYPRESSTREE CLAIF FUNDING LLC, AS A LENDER

                                By: /s/ Meredith J. Koslick
                                    ----------------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        JUPITER LOAN FUNDING LLC, AS A LENDER

                                By: /s/ Meredith J. Koslick
                                    -------------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                RED FOX FUNDING LLC, AS A LENDER

                                By: /s/ Meredith J. Koslick
                                    --------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        WINGED FOOT FUNDING TRUST, AS A LENDER

                                By: /s/ Meredith J. Koslick
                                    --------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        Venture CDO 2002, Limited, AS A LENDER

                        By its investment advisor, MJX Asset
                        Management, LLC.

                        By: /s/ Ken Ostmann
                            ---------------------------
                        Name: Ken Ostmann
                        Title: Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        Venture II CDO 2002, Limited, AS A LENDER

                        By its investment advisor, MJX Asset
                        Management, LLC.

                        By: /s/ Ken Ostmann
                            ---------------------------
                        Name: Ken Ostmann
                        Title: Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        Venture III CDO Limited, as a Lender

                        By its investment advisor, MJX Asset
                        Management, LLC.

                        By: /s/ Ken Ostmann
                            ---------------------------
                        Name: Ken Ostmann
                        Title: Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        Venture IV CDO Limited, as a Lender

                        By its investment advisor, MJX Asset
                        Management, LLC.

                        By: /s/ Ken Ostmann
                            ---------------------------
                        Name: Ken Ostmann
                        Title: Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        Vista Leveraged Income Fund, as a Lender

                        By its investment advisor, MJX Asset
                        Management, LLC.

                        By: /s/ Ken Ostmann
                            ---------------------------
                        Name: Ken Ostmann
                        Title: Director

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                        The CIT Group/

                        Business Credit, AS A LENDER

                        By: /s/ Julianne Low
                            ------------------------------
                            Name: Julianne Low
                            Title: AVP

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                  GRAYSON & CO
                       By: BOSTON MANAGEMENT AND RESEARCH
                           AS INVESTMENT ADVISOR, AS A LENDER

                           By: /s/ Michael B. Botthof
                               ----------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research
                                    as Investment Advisor, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                         EATON VANCE SENIOR INCOME TRUST
                           BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                     EATON VANCE SENIOR
                                     FLOATING-RATE TRUST
                                     By: EATON VANCE MANAGEMENT
                                     AS INVESTMENT ADVISOR, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                            EATON VANCE FLOATING-RATE
                                  INCOME TRUST
                           BY: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                          EATON VANCE
                          LIMITED DURATION INCOME FUND
                          BY: EATON VANCE MANAGEMENT
                          AS INVESTMENT ADVISOR, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                EATON VANCE SHORT DURATION
                                DIVERSIFIED INCOME FUND
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                           BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR, AS A LENDER

                       By: /s/ Michael B. Botthof
                           ----------------------------------
                           Name: Michael B. Botthof
                           Title: Vice President

                 Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         TOLLI & CO.
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR,
                                             AS A LENDER

                                                 By: /s/ Michael B. Botthof
                                                     ----------------------
                                                     Name: Michael B. Botthof
                                                     Title: Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                             EATON VANCE CDO VI LTD.
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR,
                                             AS A LENDER

                                                 By: /s/ Michael B. Botthof
                                                     ----------------------
                                                     Name: Michael B. Botthof
                                                     Title: Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                           COSTANTINUS EATON VANCE CDO V, LTD.
                                               BY: EATON VANCE MANAGEMENT
                                                   AS INVESTMENT ADVISOR,
                                                   AS A LENDER

                                                 By: /s/ Michael B. Botthof
                                                     ----------------------
                                                     Name: Michael B. Botthof
                                                     Title: Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         HARBOUR TOWN FUNDING LLC., AS A LENDER

                                             By: /s/ Meredith J. Koslick
                                                 -------------------------
                                                 Name: Meredith J. Koslick
                                                 Title: Assistant Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         L. A. FUNDING LLC., AS A LENDER

                                             By: /s/ Meredith J. Koslick
                                                 -------------------------
                                                 Name: Meredith J. Koslick
                                                 Title: Assistant Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                        NATEXI'S BANQUES POPULAIRES, AS A LENDER

                                             By: /s/ Jose M. Cerezo
                                                 ----------------------
                                                 Name: JOSE M. CEREZO
                                                 Title: VICE PRESIDENT

                                                 /s/ Horold Birk
                                                 -----------------
                                                 HOROLD BIRK
                                                 VICE PRESIDENT

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         UBS AG, STAMFORD BRANCH, AS A LENDER

                                             By: /s/
                                                 -----------------------
                                                 Name:
                                                 Title: Director
                                                        Banking Products
                                                        Services, US

                                             By: /s/
                                                 -----------------------
                                                       Associate Director
                                                       Banking Products
                                                       Services, US

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         AVENUE CLO FUND, LTD., AS A LENDER

                                             By: /s/ Richard D'Addario
                                                 -------------------------------
                                                 Name: RICHARD D'ADDARIO
                                                 Title: SENIOR PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         CANADIAN IMPERIAL, AS A LENDER
                                         BANK OF COMMERCE

                                             By: /s/ Linda A. Wallace
                                                 ----------------------
                                                 Name: LINDA A. WALLACE
                                                 Title: AUTHORIZED SIGNATORY

                                             By: /s/ Milena Grgic
                                                 ----------------------
                                                 Name: MILENA GRGIC
                                                 Title: Authorized Signatory

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   Canyon Capital CDO 2002-1 Ltd., as a Lender

                                       By: /s/ Joshua S. Friedman
                                           ----------------------
                                       Name: Joshua S. Friedman
                                       Title: Managing Director

                                       By: Canyon Capital Advisors LLC,
                                           a Delaware limited liability company,
                                           its Collateral Manager.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   Canyon Capital CLO 2004-1 Ltd., as a Lender

                                       By: /s/ Joshua S. Friedman
                                           ----------------------
                                       Name: Joshua S. Friedman
                                       Title: Managing Director

                                       By: Canyon Capital Advisors LLC,
                                           a Delaware limited liability company,
                                           its Collateral Manager.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         WIND RIVER CLO I LTD.
                                         By: McDonnell Investment Management,
                                             LLC, as Manager

                                         By: /s/ Kathleen A. Zarn
                                             ----------------------
                                             Name: Kathleen A. Zarn
                                             Title: Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         WIND RIVER CLO II LTD.
                                         By: McDonnell Investment Management,
                                             LLC, as Manager

                                         By: /s/ Kathleen A. Zarn
                                             ----------------------
                                             Name: Kathleen A. Zarn
                                             Title: Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                    MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL
                                    LYNCH BUSINESS FINANCIAL SERVICES INC., AS A
                                    LENDER

                                    By: /s/ Edward Shuster
                                        --------------------
                                        Name: Edward Shuster
                                        Title: Assistant Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                MORGAN STANLEY SENIOR FUNDING, INC., AS A LENDER

                                By: /s/ James Morgan
                                    ---------------------
                                    Name: JAMES MORGAN
                                    Title: VICE PRESIDENT

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Castle Hill II - INGOTS,
                                         Ltd., AS A LENDER

                                         By: /s/ Diane J. Exter
                                             ---------------------
                                             Name: DIANE J. EXTER
                                             Title: MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Prospect Funding I,
                                         LLC., AS A LENDER

                                         By: /s/ Diane J. Exter
                                             ---------------------
                                             Name: DIANE J. EXTER
                                             Title: MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Race Point CLO, Limited,
                                         AS A LENDER

                                         By: /s/ Diane J. Exter
                                             ---------------------
                                             Name: DIANE J. EXTER
                                             Title: MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         Sankaty High Yield Partners III, L.P.,
                                         AS A LENDER

                                         By: /s/ Diane J. Exter
                                             ---------------------
                                             Name: DIANE J. EXTER
                                             Title: MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                         Sankaty Advisors, LLC as Collateral
                                         Manager for AVERY POINT CLO,
                                         LTD., AS A LENDER

                                         By: /s/ Diane J. Exter
                                             ---------------------
                                             Name: DIANE J. EXTER
                                             Title: MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for Loan Funding XI LLC,
                                       AS A LENDER

                                       By: /s/ Diane J. Exter
                                           ------------------------
                                           Name: DIANE J. EXTER
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for CASTLE HILL I - INGOTS, LTD.,
                                       AS A LENDER

                                       By: /s/ Diane J. Exter
                                           -------------------------
                                           Name: DIANE J. EXTER
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                            Gleneagles CLO, Ltd.
                                            By: Highland Capital Management, L.P
                                            As Collateral Manager, AS A LENDER

                                    By: /s/ Todd A. Travers
                                        ----------------------------------------
                                        Name: Todd A. Travers
                                        Title: Assistant Secretary
                                               Highland Capital Management, L.P.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                  FIRST TRUST/HIGHLAND FLOATING RATE INCOME FUND
                                  BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                  ITS INVESTMENT SUB-ADVISOR, AS A LENDER

                                  By: /s/ Todd A. Travers
                                      ----------------------------------------
                                      Name: Todd A. Travers
                                      Title: Assistant Secretary
                                             Highland Capital Management, L.P.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                HIGHLAND LEGACY LIMITED
                                By: Highland Capital Management, L.P.
                                as Collateral Manager, AS A LENDER

                                   By: /s/ Todd A. Travers
                                       ----------------------------------------
                                       Name: Todd A. Travers
                                       Title: Assistant Secretary
                                              Highland Capital Management, L.P.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   Southfork CLO, Ltd.
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager, AS A LENDER

                                    By: /s/ Todd A. Travers
                                        ---------------------------------------
                                        Name: Todd A. Travers
                                        Title: Assistant Secretary
                                               Highland Capital Management, L.P.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                   HIGHLAND FLOATING RATE ADVANTAGE FUND
                                   By: Highland Capital Management, L.P.
                                   As Investment Advisor, AS A LENDER

                                    By: /s/ Todd A. Travers
                                        ----------------------------------------
                                        Name: Todd A. Travers
                                        Title: Assistant Secretary
                                               Highland Capital Management, L.P.

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                  Nationwide Life Insurance Company, AS A LENDER

                                  By: /s/ Thomas S. Leggett
                                      ---------------------
                                      Name: THOMAS S. LEGGETT
                                      Title: ASSOCIATE VICE PRESIDENT
                                             PUBLIC BONDS

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                              Nationwide Mutual Insurance Company, AS A LENDER

                              By: /s/ Thomas S. Leggett
                                  -------------------------------
                                  Name: THOMAS S. LEGGETT
                                  Title: ASSOCIATE VICE PRESIDENT
                                         PUBLIC BONDS

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                              OPPENHEIMER SENIOR FLOATING RATE FUND, AS A LENDER

                                         By: /s/ David Foxhoven
                                             ---------------------
                                             Name: David Foxhoven
                                             Title: Vice President

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                               GENERAL ELECTRIC CAPITAL CORPORATION, AS A LENDER

                               By: /s/ Donna H. Evans
                                   --------------------------------
                                   Name: DONNA H. EVANS
                                   Title: DULY AUTHORIZED SIGNATORY

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                 WACHOVIA CAPITAL FINANCE (CENTRAL), AS A LENDER

                                 By: /s/
                                     ---------------------
                                     Name:
                                     Title: VICE PRESIDENT

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                Carlyle High Yield Partners, L.P., AS A LENDER

                                By: /s/ Linda Pace
                                    -------------------------
                                    Name: LINDA PACE
                                    Title: MANAGING DIRECTOR

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                             Carlyle High Yield Partners IV, Ltd., AS A LENDER

                             By: /s/ Linda Pace
                                 --------------------------
                                 Name: LINDA PACE
                                 Title: MANAGING DIRECTOR

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                Carlyle Loan Opportunity Fund, AS A LENDER

                                By: /s/ Linda Pace
                                    --------------------------
                                    Name: LINDA PACE
                                    Title: MANAGING DIRECTOR

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                             Carlyle High Yield Partners VI, Ltd., AS A LENDER

                             By: /s/ Linda Pace
                                 --------------------------
                                 Name: LINDA PACE
                                 Title: MANAGING DIRECTOR

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement

                                    Carlyle Loan Investment, Ltd., AS A LENDER

                                    By: /s/ Linda Pace
                                        --------------------------
                                        Name: LINDA PACE
                                        Title: MANAGING DIRECTOR

                Signature Page to Fourth Amendment to Revolving
                    Credit, Term Loan and Guaranty Agreement